Global Atlantic BlackRock Allocation Portfolio

Portfolio of Investments (Unaudited)

March 31, 2025

	Shares/ Principal	Fair Value
Exchange Traded Funds - 99.4%
Debt Funds - 37.4%
iShares 10-20 Year Treasury Bond ETF	15,595	$1,617,981
iShares Core Total USD Bond Market ETF(a)	310,245	14,296,090
iShares J.P. Morgan USD Emerging Markets Bond ETF	8,790	796,286
iShares MBS ETF	29,171	2,735,656
Total Debt Funds		19,446,013
Equity Funds - 62.0%
iShares Core MSCI Emerging Markets ETF	24,081	1,299,652
iShares Core S&P 500 ETF	12,735	7,155,796
iShares MSCI EAFE Growth ETF	18,200	1,820,000
iShares MSCI EAFE Value ETF	47,012	2,770,887
iShares MSCI Emerging Markets ex China ETF	24,078	1,326,457
iShares MSCI USA Momentum Factor ETF	11,071	2,237,781
iShares MSCI USA Quality Factor ETF	36,688	6,269,612
iShares S&P 100 ETF	3,697	1,001,259
iShares S&P 500 Growth ETF	42,832	3,976,095
iShares S&P 500 Value ETF	16,325	3,111,219
iShares U.S. Technology ETF	8,691	1,220,564
Total Equity Funds		32,189,322
Total Exchange Traded Funds
(Cost - $45,119,785)		51,635,335
Short-Term Investments - 0.8%
Money Market Funds - 0.8%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.23%(b) (Cost - $431,454)	431,454	431,454
Total Short-Term Investments (Cost - $431,454)		431,454
Total Investments - 100.2%
(Cost - $45,551,239)		$52,066,789
Other Assets Less Liabilities - Net (0.2)%		(100,626)
Total Net Assets - 100.0%		$51,966,163

(a)	The fair value of this holding exceeds 25% of the Fund's net assets. Additional information for this holding, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.
(b)	The rate shown is the annualized seven-day yield at period end.